Exhibit 99.2

WHITE MOUNTAINS INSURANCE GROUP, LTD.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On September 28, 2017, OneBeacon Insurance Group, Ltd. (“OneBeacon”), a non-wholly owned subsidiary of White Mountains Insurance Group, Ltd. (“White Mountains”), completed its previously announced merger (the “Merger”) with a subsidiary of Intact Financial Corporation (“Intact”), pursuant to the terms of the Agreement and Plan of Merger, dated as of May 2, 2017 (the “Merger Agreement”), by and among OneBeacon, Intact, Intact Bermuda Holdings Ltd., a wholly owned subsidiary of Intact (“Holdco”) and Intact Acquisition Co. Ltd., a wholly owned subsidiary of Holdco. At the effective time of the Merger, each of the 71,754,738 Class B common shares of OneBeacon owned by Lone Tree Holdings Ltd. and Bridge Holdings (Bermuda) Ltd., each a wholly owned subsidiary of White Mountains, was automatically transferred to Holdco in exchange for the right to receive an amount in cash equal to $18.10, without interest, for aggregate total proceeds of approximately $1.3 billion. As of June 30, 2017, the transaction was estimated to result in a net gain of approximately $528 million for White Mountains’s common shareholders.

The Unaudited Pro Forma Condensed Consolidated Financial Statements present pro forma adjustments that reflect the impact of the Merger. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014 give effect to the Merger as if it occurred as of January 1, 2014. White Mountains has already reflected the removal of OneBeacon's results from continuing operations in its Quarterly Report on Form 10-Q for the period ended June 30, 2017. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2017 gives effect to the Merger as if it had been completed as of June 30, 2017. Such unaudited pro forma condensed consolidated financial information are not necessarily indicative of the operating results or financial position that actually would have been achieved if the Merger had been in effect as of the dates and for the periods indicated or that may be achieved in future periods, and should be read in conjunction with White Mountains’s historical financial statements.

The Unaudited Pro Forma Condensed Consolidated Financial Statements (i) are presented based on information currently available, (ii) are intended for informational purposes only and (iii) are not intended to reflect the results of operations or the financial position of White Mountains that would have resulted had the Merger been effective as of and during the periods presented or the results that may be obtained by White Mountains in the future. The Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the periods presented do not reflect future events that are not directly attributable to the Merger and that may occur after the Merger. Future results may vary significantly from the results reflected in the Unaudited Pro Forma Condensed Consolidated Financial Statements.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(millions)
(Unaudited)

	As of June 30, 2017
	Historical	Pro Forma Adjustments		Pro Forma
Assets
Fixed maturity investments	$1,566.9	$—		$1,566.9
Short-term investments	71.6	—		71.6
Common equity securities	827.9	—		827.9
Other long-term investments	226.5	—		226.5
Total investments	2,692.9	—		2,692.9

Cash	53.3	1,298.8	(1)	1,352.1
Other assets	343.6	—		343.6
Assets held for sale	3,696.4	(3,696.4)	(2)	—
Total assets	$6,786.2	$(2,397.6)		$4,388.6

Liabilities
Other liabilities	$343.3	$—		$343.3
Liabilities held for sale	2,678.8	(2,678.8)	(2)	—
Total liabilities	3,022.1	(2,678.8)		343.3

Equity
White Mountains’s common shareholders’ equity
White Mountains’s common shares and paid-in surplus	815.1	—		815.1
Retained earnings	2,835.2	523.8	(3)	3,359.0
Accumulated other comprehensive loss, after tax:
Accumulated other comprehensive loss from net change in benefit plan assets and obligations	(3.0)	4.0	(4)	1.0

Total White Mountains’s common shareholders’ equity	3,647.3	527.8		4,175.1
Non-controlling interests	116.8	(246.6)	(5)	(129.8)
Total equity	3,764.1	281.2		4,045.3
Total liabilities and equity	$6,786.2	$(2,397.6)		$4,388.6

(1) Amount represents the cash proceeds received upon closing of the Merger.
(2) Amounts represent the removal of OneBeacon's assets and liabilities, which had been presented as held for sale in White Mountains's Quarterly Report on Form 10-Q for the period ended June 30, 2017.
(3) Amount represents the net gain, after tax, recognized in net income as a result of the Merger.
(4) Amount represents the reversal of other comprehensive loss for OneBeacon's net change in benefit plan assets and obligations, which was recognized as a result of the Merger.
(5) Amount represents the removal of OneBeacon's non-controlling interests as a result of the Merger.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(millions, except per share amounts)
(Unaudited)

	For the year ended December 31, 2016
	Historical	Pro Forma Adjustments (1)	Pro Forma
Revenues:
Earned insurance premiums	$1,114.0	$(1,100.6)	$13.4
Net investment income	86.8	(54.7)	32.1
Net realized and unrealized investment gains (losses)	10.3	(37.7)	(27.4)
Advertising and commission revenues	126.9	—	126.9
Other revenue	22.7	(1.4)	21.3
Total revenues	1,360.7	(1,194.4)	166.3
Expenses:
Loss and loss adjustment expenses	664.0	(656.0)	8.0
Insurance acquisition expenses	211.6	(206.0)	5.6
Other underwriting expenses	209.5	(209.0)	.5
Cost of sales	102.0	—	102.0
General and administrative expenses	197.9	(14.2)	183.7
Interest expense on debt	16.1	(13.1)	3.0
Total expenses	1,401.1	(1,098.3)	302.8
Pre-tax loss from continuing operations	(40.4)	(96.1)	(136.5)
Income tax benefit	45.4	(12.5)	32.9
Net income (loss) from continuing operations	$5.0	$(108.6)	$(103.6)
Net (income) loss attributable to non-controlling interests	(7.3)	26.9	19.6
Net loss from continuing operations attributable to White Mountains’s common shareholders	$(2.3)	$(81.7)	$(84.0)

Basic and diluted loss per share from continuing operations attributable to White Mountains’s common shareholders	$(.47)		$(16.76)

(1) Pro Forma Adjustments represent the removal of OneBeacon’s results of operations.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(millions, except per share amounts)
(Unaudited)

	For the year ended December 31, 2015
	Historical	Pro Forma Adjustments (1)	Pro Forma
Revenues:
Earned insurance premiums	$1,188.2	$(1,176.2)	$12.0
Net investment income	60.8	(49.9)	10.9
Net realized and unrealized investment gains	225.4	35.1	260.5
Advertising and commission revenues	110.1	—	110.1
Other revenue	37.2	4.6	41.8
Total revenues	1,621.7	(1,186.4)	435.3
Expenses:
Loss and loss adjustment expenses	708.9	(700.7)	8.2
Insurance acquisition expenses	220.1	(213.8)	6.3
Other underwriting expenses	218.6	(218.2)	.4
Cost of sales	93.6	—	93.6
General and administrative expenses	208.6	(15.4)	193.2
Interest expense on debt	14.6	(13.0)	1.6
Total expenses	1,464.4	(1,161.1)	303.3
Pre-tax income from continuing operations	157.3	(25.3)	132.0
Income tax benefit (expense)	.2	(12.9)	(12.7)
Net income from continuing operations	$157.5	$(38.2)	$119.3
Equity in earnings of unconsolidated affiliates, net of tax	25.1	—	25.1
Net loss attributable to non-controlling interests	18.1	10.2	28.3
Net income from continuing operations attributable to White Mountains's common shareholders	$200.7	$(28.0)	$172.7

Basic and diluted earnings per share from continuing operations attributable to White Mountains’s common shareholders	$34.12		$29.38

(1) Pro Forma Adjustments represent the removal of OneBeacon’s results of operations.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
(millions, except per share amounts)
(Unaudited)

	For the year ended December 31, 2014
	Historical	Pro Forma Adjustments (1)	Pro Forma
Revenues:
Earned insurance premiums	$1,185.0	$(1,177.1)	$7.9
Net investment income	59.5	(47.3)	12.2
Net realized and unrealized investment gains	78.5	(40.4)	38.1
Advertising and commission revenues	65.7	—	65.7
Other revenue	22.4	(1.9)	20.5
Total revenues	1,411.1	(1,266.7)	144.4
Expenses:
Loss and loss adjustment expenses	824.0	(815.1)	8.9
Insurance acquisition expenses	206.2	(203.3)	2.9
Other underwriting expenses	179.6	(179.2)	.4
Cost of sales	57.8	—	57.8
General and administrative expenses	158.7	(13.8)	144.9
Interest expense on debt	14.2	(13.0)	1.2
Total expenses	1,440.5	(1,224.4)	216.1
Pre-tax loss from continuing operations	(29.4)	(42.3)	(71.7)
Income tax benefit	14.8	(12.3)	2.5
Net loss from continuing operations	$(14.6)	$(54.6)	$(69.2)
Equity in earnings of unconsolidated affiliates, net of tax	45.6	—	45.6
Net loss attributable to non-controlling interests	22.2	9.4	31.6
Net income from continuing operations attributable to White Mountains's common shareholders	$53.2	$(45.2)	$8.0

Basic and diluted earnings per share from continuing operations attributable to White Mountains’s common shareholders	$8.70		$1.30

(1) Pro Forma Adjustments represent the removal of OneBeacon’s results of operations.

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